POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, John D. McMahon, Edward J. Rasmussen, John E. Perkins and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Orange and Rockland Utilities, Inc. ("Orange and Rockland") to sign one or more Registration Statements under the Securities Act of 1933 to be filed by Orange and Rockland with the Securities and Exchange Commission with respect to $200 million of debt obligations of Orange and Rockland, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 16th day of July 2003.





                                                   Eugene R. McGrath
                                                   Eugene R. McGrath

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, John D. McMahon, Edward J. Rasmussen, John E. Perkins and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Orange and Rockland Utilities, Inc. ("Orange and Rockland") to sign one or more Registration Statements under the Securities Act of 1933 to be filed by Orange and Rockland with the Securities and Exchange Commission with respect to $200 million of debt obligations of Orange and Rockland, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 16th day of July 2003.





                                                   George Strayton
                                                   George Strayton

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, John D. McMahon, Edward J. Rasmussen, John E. Perkins and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Orange and Rockland Utilities, Inc. ("Orange and Rockland") to sign one or more Registration Statements under the Securities Act of 1933 to be filed by Orange and Rockland with the Securities and Exchange Commission with respect to $200 million of debt obligations of Orange and Rockland, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 16th day of July 2003.





                                            John D. McMahon
                                            John D. McMahon

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eugene R. McGrath, John D. McMahon, Edward J. Rasmussen, John E. Perkins and Peter A. Irwin, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned's name, place and stead, in the undersigned's capacity as a Director or Officer or both, as the case may be, of Orange and Rockland Utilities, Inc. ("Orange and Rockland") to sign one or more Registration Statements under the Securities Act of 1933 to be filed by Orange and Rockland with the Securities and Exchange Commission with respect to $200 million of debt obligations of Orange and Rockland, and any and all amendments of such Registration Statement.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 16th day of July 2003.





                                            Edward Rasmussen
                                            Edward Rasmussen